Exhibit 99.906CERT

CERTIFICATION

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, 18 U.S.C. SS.1350

The undersigned officer of ASA Gold and Precious Metals Limited (the “Registrant”), hereby certifies, to the best of his knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended May 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 31, 2012
/s/ David Christensen
David Christensen

CEO, President, and Chief Investment Officer Principal Executive Officer

CERTIFICATION

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, 18 U.S.C. SS.1350

The undersigned officer of ASA Gold and Precious Metals Limited (the “Registrant”), hereby certifies, to the best of his knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended May 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 31, 2012
/s/ Rodney Yee
Rodney Yee

COO, CFO, and Treasurer Principal Financial Officer